Paycheck Protection Program loan (Imported)	12 Months Ended
Dec. 31, 2022
Paycheck Protection Program loan
Paycheck Protection Program loan

Note 12 - Paycheck Protection Program loan

In May 2020, GSH received loan proceeds in the amount of $1,693,800 under the Paycheck Protection Program (“PPP”). The PPP established as part of the Coronavirus Aid, Relief, and Economic Security Act and administered by the Small Business Administration (the “SBA”), provided for loans to qualifying business for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business.

The loans and accrued interest were forgivable after 24 weeks as long as the borrower used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintained its payroll levels. The amount of loan forgiveness would be reduced if the borrower terminated employees or reduced salaries during the 24-week period. Any unforgiven portion of a PPP loan was payable over two years at an interest rate of 1%, with a deferral of payments for the first six months. The Company used the proceeds for purposes consistent with the PPP loan.

In December 2020, GSH received notice from the SBA of loan forgiveness for the principal balance of $1,693,800 and accrued interest of $9,688. The Company accounted for the forgiveness as an extinguishment of debt. The gain on extinguishment was recognized as income within Other income (expense), net on the statement of income for the year ended December 31, 2020.